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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 1996


                                   INSCI CORP.
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            (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


      1-12966                                          06-1302773
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  Commission File No.                         I.R.S. Employer Identification


Two Westborough Business Park,
Westborough, MA                                         01581
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Address of principal                                  Zip Code
executive offices


(508) 870-4000
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Registrant's telephone number,
including area code
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ITEM 5.   OTHER EVENTS

         The Registrant (the "Company" or "INSCI Corp.") on September 10, 1996 was informed by the Securities and Exchange Commission ("Commission"), that with respect to the order of investigation issued in the matter of Information Management Technologies Corporation and INSCI Corp. (NY-6247) that the Commission staff inquiry has been terminated, and that at this time, no enforcement action has been recommended by the Commission. Annexed hereto and marked as Exhibit 1 is a copy of the notification received from the Commission. The Company issued a Press Release with respect to the no enforcement action notification received. Annexed as Exhibit 2 is a copy of the Press Release.

                                    EXHIBITS

 (1)  Copy of Press Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    Westborough, Massachusetts
          September 22, 1996

                                               INSCI CORP.
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                                                        (Registrant)

                                           /s/ ROGER KUHN
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                                               ROGER KUHN
                                               CHIEF FINANCIAL OFFICER